FEDERATED TOTAL RETURN GOVERNMENT BOND FUND
      Institutional Shares
      Institutional Service Shares
------------------------------------------------------------------------------
Supplement to Prospectuses dated April 30, 2002

     Under the section entitled "Who Manages the Fund?" please delete the biography of Kathleen M. Foody-Malus in its entirety and replace with the following:


     Todd A. Abraham

     Todd A. Abraham has been the Fund's Portfolio Manager since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Susan M. Nason remains as Portfolio Manager of the Fund.





                                                                  March 28, 2003




Cusip 31429A105
Cusip 31429A204

28328 (3/03)